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                                                                   EXHIBIT 10.43




                               SUPPLY AGREEMENT

                                    BETWEEN

                              AMANA COMPANY, L.P.

                                      AND

                        RAYTHEON COMMERCIAL LAUNDRY LLC

                                 DATED AS OF

                              September 10, 1997
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                               SUPPLY AGREEMENT
                               ----------------

        As of the 10th day of September, 1997, Amana Company, L.P., a Delaware limited partnership with offices at 1501 Seamist Drive, Houston TX 77008 (hereinafter referred to as "Buyer") and Raytheon Commercial Laundry LLC, a Delaware limited liability company, with its principal office at Shepard Street, Ripon, Wisconsin 54971 (hereinafter referred to as "Seller"), in consideration of the mutual covenants contained herein and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

Section 1.      SALE AND PURCHASE.

        Seller will manufacture and sell to Buyer, and Buyer will purchase from Seller, the washing machines and dryer component parts described by model and component part number in Exhibit A, attached hereto and made a part hereof, and subsequent models for which the appearance, design and performance specifications, packing and labeling specifications and unit prices have been agreed to in writing by the parties hereunder, and all component parts and replacement parts thereof (all such washing machines, component parts and replacement parts, collectively, the "Products"). Seller's obligations hereunder are limited to the Products.

Section 2.      TERM OF AGREEMENT

        (a) This Agreement shall be in effect from the date hereof (the "Effective Date") until the date two (2) years after the Effective Date (the "Initial Term"); provided, however, that unless either party shall notify the other not later than the date twelve (12) months prior to the expiration of the Initial Term, this Agreement shall be deemed renewed for a period of one (1) year following its termination date.

        (b) In the event of non-renewal at Buyer's request, Buyer agrees to provide Seller with a final production order at least sixteen (16) weeks prior to the termination of this Agreement which shall set forth total quantities of Product by model number to be purchased by Buyer per week for each of the final twelve (12) weeks of this Agreement.

        (c) For purposes of this Agreement, the term "Final Termination Date" shall mean the last date for which this Agreement is effective, including all renewals or other extensions.

Section 3.      PURCHASE PRICE

        (a) The unit prices of the Products shall be the prices set forth opposite the model number on Exhibit A attached hereto. ** OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST. **

        (b) If the Buyer chooses to renew this Agreement in accordance with
        Section 2(a), ** OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST. ** Seller will deliver a list of

---------------
** Multiple asterisks indicate that the portion of this document so marked has been omitted as a confidential portion of this document and has been filed separately with the Commission.
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revised prices (the "Revised Prices") to Buyer at least ninety (90) days prior to commencement of the contract extension.

Section 4.   PRICE INCREASES.

             (a) Cost Increases. ** OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST. **

             (b)  PPI Increases. Prices for Products will be adjusted during the
                  -------------
             term of this Agreement as follows:

        ** OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST. **

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** OMITTED PURSUANT TO CONFIDENTIAL REQUEST. **

Section 5.      PURCHASE LIMITS

        (a) Buyer shall purchase from Seller a minimum of ** OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST. ** units of washing machines and a maximum of ** OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST. ** units of washing machines, which amount may be increased by mutual consent of the parties, per each twelve month (12) period beginning on the Effective Date; provided that in any month, Buyer shall purchase no less than ** OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST. ** units and no more than ** OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST. ** units.

        (b) In the event that Buyer fails to purchase sufficient units of Product to satisfy the minimum requirements for any twelve (12) month period as provided in subsection (a), Buyer shall pay to Seller, as liquidated damages, an amount equal to ** OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST. ** less the number of units actually purchased in such twelve (12) month period times ** OMMITTED PURSUANT TO CONFIDENTIAL REQUEST. **

        (c) With respect to Component Parts and Replacement Parts, Buyer shall not be obligated to procure any minimum quantities. However, in the event Buyer decides to discontinue procurement of any Component Parts, Buyer shall notify Seller at least ninety (90) days prior to discontinuance.

Section 6.      PURCHASE PROCEDURES

        (a) Beginning on the Effective Date and each week thereafter, Buyer shall provide Seller with (i) a production order (a "Production Order") setting forth total quantities of Product by model number to be purchased by Buyer per week for each of the next ensuing four (4)

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        weeks and (ii) forecasts of Seller's projected weekly Product orders, by quantity and model number, during the eight (8) week period following the next ensuing four (4) weeks (the "Forecasts"). Production Orders shall be firm and shall be timely filled by Seller. Forecasts shall not constitute purchase orders and shall not be binding on Buyer, except to the extent set forth herein.

        (b) The aggregate number of units ordered in a Production Order may only be adjusted upward or downward from the aggregate number of units projected in the Forecast for the same period by a percentage which is less than or equal to the percentage figures set forth in the following schedule:

             (i) If the relevant Forecast was given 4 weeks prior to the applicable four-week Production Order period, plus or equal to 5%.

             (ii) If the relevant Forecast was given 8 weeks prior to the applicable four-week Production Order period, plus or equal to 10%.

        (c) Buyer may change the mix of models for the Forecast periods each week.

        (d) Should Buyer desire to make upward quantity changes in a Production Order in excess of the amounts allowed in subsection (b), Buyer may notify Seller in writing, and Seller will attempt to manufacture and deliver the requested incremental quantities and supply response within 10 days.

        (e) By the last of the ninth month of any twelve (12) month period, Buyer shall provide Seller with a production forecast for the anticipated annual quantities to be purchased during the next twelve
        (12) month period.

Section 7.      SHIPMENT

        (a) Shipment information and production schedules will be electronically communicated, telephoned, or faxed to:

                      Buyer
                      1501 Seamist
                      Houston, TX
                      Phone: 713-861-2500
                      Fax:   713-861-2176

        (b) Within twenty-four (24) hours of shipment, Seller will communicate to Buyer a shipment notification (the "Shipment Notification"), referencing Buyer's Production Order and citing any deviations therefrom. Seller shall issue shipping documents and invoices billing Buyer for Products promptly upon delivery of such Products to Buyer. Payment in full shall be due within thirty (30) days from the date of Seller's invoice. All invoices shall be accompanied by a signed copy of the outbound bill of lading setting forth the relevant consignee, production codes and quantities of each code shipped.

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Section 8.      DELIVERY, TITLE AND RISK OF LOSS

        (a) Subject to the provisions of this Agreement, Products shall be delivered to Buyer in accordance with instructions of Buyer submitted to Seller from time to time. Products will be in truckload quantities, ** OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST. **

        (b) Title and risk of loss, destruction or damage to the Products shall pass to Buyer upon delivery of the products to Buyer, or the carrier designated by Buyer, at Seller's facility.

Section 9.      DELAYS IN DELIVERY

        (a) Time is of the essence for all deliveries pursuant to this Agreement. If a tender of conforming Products is not made within five
        (5) business days of the shipping date specified, Seller shall be in breach of this Agreement and Seller shall have no right to make a later conforming tender. Buyer will not be obligated to accept any tender which does not fully comply with these provisions.

        (b) If Seller does not comply with Buyer's requirements herein, Buyer may, in addition to any other remedies which Buyer may have under the Uniform Commercial Code or this Agreement, require reimbursement from Seller for any reasonable concessions made to Buyer's customers as a result of the unavailability of the Products so ordered as so scheduled, including, but not limited to, the purchase price of replacement products ordered or, if a replacement product is unavailable, the reasonable cost of compensation, labor, overhead, travel time and materials required to supply such replacements. Seller shall promptly notify Buyer in writing of any anticipated delay, the nature and cause of the delay, and the expected duration.

        (c) Goods shipped more than five (5) days in advance of Buyer's requirements schedule may be returned to Seller at Seller's expense.

        (d) Neither party shall be liable for any failure, inability or delay in performing its obligations hereunder if such failure, inability or delay is due to an act of God, war, explosion or sabotage, accident, casualty, Government law, Order or Regulation. Due diligence and every reasonable effort shall be used by each party in curing such cause and in resuming performance, such as substitution of material sources or utilization of overtime or additional workers. With respect to any Production Order, in the event the delay persists, or if it reasonably appears to Buyer that the delay will persist, for more than sixty (60) days, Buyer may cancel such Production Order without penalty. In the event that delay or inability to perform arises from interruption of supply or scarcity of raw materials or parts used by Seller in manufacturing Products, Seller shall use all commercially reasonable efforts to give Buyer's orders priority over all other orders in any allocation of such raw materials or parts, or production scheduling; provided, however, that delay as a result of interruption of supplies or scarcity of materials or parts shall not excuse Seller's performance unless due to one of the causes noted above.

Section 10. DESIGN; PRODUCT CHANGES
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        (a) Products manufactured by Seller for Buyer under this Agreement shall be of Seller's design and manufacture, except for those changes specified elsewhere herein, shall conform in quality and safety to comparable Seller models, and shall be inspected at Seller's factory in accordance with Seller's standard factory test procedures.

        (b) At least nine (9) months (or such lesser period as the parties may otherwise agree) prior to the proposed introduction of any new model of washing machines, any proposed change in the design of any existing Product, or the proposed discontinuance of any existing Product (each, a "Product Change"), Seller shall provide Buyer with notice of such proposed Product Change. Within sixty (60) days thereafter, Buyer shall advise Seller of its approval or disapproval of such proposed Product Change. Thereafter, the parties shall mutually agree on the type, number and design of models of Products which shall be acceptable to the parties. No discontinuance or changes in the type, number or design of models of Products, as agreed upon, shall be made Seller unless authorized and confirmed in writing by Buyer.

        (c) Samples for test purposes will be supplied to Buyer by Seller for each new model planned for purchase by Buyer in an amount to be mutually agreed upon by the parties. Such samples will generally lack U.L. and other code board approvals and are not merchantable by Buyer. Cost of production and all transfer costs, including air freight and insurance, for these samples shall be for the account of Buyer. Samples shall otherwise be delivered in accordance with the same terms as govern the delivery of Products.

        (d) Buyer's prior acceptance of any prototype shall not prejudice Buyer's right to reject said samples produced as a result of such prototype, and Buyer shall be under no obligation to purchase Products resulting from the acceptance of such prototypes if Buyer subsequently rejects said samples.

        (e) For new models, Seller shall prepare and supply to Buyer product information for each model. This will include operating instructions, care and maintenance, special safety warnings and installation instructions. Buyer will then develop the artwork and send it to Seller for technical review. After approval, Buyer will send negatives or disks to Seller for the owner's manual installation instruction book (one book). The artwork will be delivered within twenty-eight (28) days from receipt of final changes to Seller, and Seller will print the manuals for use in production. Within fourteen (14) days of Initial production, Seller will deliver to Buyer ten (10) copies of the printed manual for Buyer-required archiving.

Section 11.     NEW PROPOSALS

        (a) Buyer or Seller (the "Proposing Party") may, at any time, propose in writing to the other party (the "Responding Party") additional changes to the design, appearance, manufacture, materials, or other aspects of production of any Product (each a "Proposal"), which proposal shall provide a brief description of the reasons for such Proposal and the expected benefits, including cost savings, to result from implementation of such Proposal.



                                      -6-
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        Upon receipt, the Seller will make all reasonable efforts to evaluate the Proposal and to provide the Buyer with an estimate of the approximate amount of the addition to or reduction in the aggregate cost of production of such Product as a result of such Proposal. Buyer and Seller will then mutually agree to accept or reject such Proposal.

        (b) Upon acceptance of any Proposal, the Seller shall follow the procedures outlined in Section 10(c) with respect to production of samples.

        (c) The price of any Product after implementation shall be adjusted as follows:

** OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST. **


Section 12.     TOOLING, UNIQUE MATER1ALS OR EQUIPMENT

        If design changes implemented pursuant to Sections 10 or 11 require specific tooling, equipment or material different from that required for Seller's manufacture of Products for Buyer and different from that required for manufacture of Products for sale by Seller itself or by Seller to other customers, Seller agrees to develop tooling as required by Buyer to achieve appropriate Product differentiation. The parties will agree on an equitable cost for such changes. Buyer reserves the right to review all tooling, equipment or material and associated documentation at any time and reserves the right to first piece article approval as may be specified by Buyer.

Section 13. QUALITY CONTROL PLANS AND GOALS

        (a) At Buyer's request, Seller shall submit its documented quality plans (each, a "Quality Plan") for Products to Buyer for review. If Buyer reasonably determines that any Quality Plan is not adequate to assure that the Products will meet the quality levels specified under
        Section 17 hereof ("Warranty: Epidemic Failures") or Buyer's desired level of quality (which such desired level of quality shall be commercially reasonable), the parties agree to discuss and resolve those elements of the Quality Plan which Buyer has determined are not adequate.

        (b) At such time as the parties shall agree, and at least twice per year, Seller and Buyer shall review and discuss Seller's written plans and proposals regarding the improvement



                                      -7-
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        of the Products' quality and the likely effect of such plans and proposals. Seller shall use reasonable best efforts to improve product quality such that Buyer experiences not less than five percent (5%) per year reduction in service call rates due to product quality.

Section 14.     TRADEMARKS

        (a) The Products shall, except as otherwise provided below, bear only the "Amana" trade names and/or trademarks. Any rights which may accrue from the use of any such trademarks or trade names on such Products shall inure to the sole benefit of Buyer. At Buyer's request, the Products may also bear the "Speed Queen" trade names and/or trademarks, in which case all such rights shall continue to inure to the sole benefit of Seller.

        (b) Buyer shall defend any suit or proceeding and hold Seller harmless against any and all claims, demands, costs or losses arising from any suit or proceeding brought against Seller based on a claim of trademark infringement by reason of Seller's proper and authorized use of any such "Amana" trademarks or trade names of any of the Products hereunder, and shall pay all damages and costs awarded therein; provided Seller, upon receiving notice thereof promptly notifies Buyer of such claim or the commencement of any such suit, action, proceeding or objection or threats thereof, and affords Buyer the opportunity, in its sole discretion, to determine the manner in which such claim, suit, action, proceeding or objection shall be handled or otherwise disposed of. Seller shall give Buyer the reasonable cooperation Buyer requests in connection with the defense of any such suit, action, proceeding or objection, provided that Buyer reimburses Seller for all reasonable and direct costs and expenses incurred by Seller in connection therewith.

        (c) Notwithstanding the foregoing, Seller may be represented in any such suit at its own expense and by its own counsel; provided, however, that Seller shall not consent to any judgment or decree in any such suit or pay or agree to pay any sum of money or agree to do any other act in compromise of any clams of a third party except upon the prior written consent of Buyer, which consent shall not be unreasonably delayed or withheld.

        (d) It is understood and agreed that the names and trademarks of each of the parties hereto shall remain such party's sole and exclusive property, and neither Seller nor Buyer nor the divisions, subsidiaries, or affiliates thereof shall use or authorize the use of trade names or trademarks on Products covered by this contract which are so similar to the names or trademarks of the other party as to be likely to cause confusion of origin or otherwise deceive the public. Upon termination or expiration of this Agreement, each party will, upon the request of the other, execute such documents respecting the other's trademarks as might be necessary or desirable to fully restore to the respective parties hereto any and all rights which might inadvertently have been lost or jeopardized as a result of operations under this Agreement.

        (e) Seller shall defend any suit or proceeding and hold Buyer harmless against any and all claims, demands, costs or losses arising from any suit or proceeding brought against Buyer based on a claim of trademark infringement by reason of Buyer's proper and

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        authorized use of any such "Speed Queen" trademarks or trade names of any of the Products hereunder, and shall pay all damages and costs awarded therein; provided Buyer, upon receiving notice thereof promptly notifies Seller of such claim or the commencement of any such suit, action, proceeding or objection or threats thereof, and affords Seller the opportunity, in its sole discretion, to determine the manner in which such claim, suit, action, proceeding or objection shall be handled or otherwise disposed of. Buyer shall give Seller the reasonable cooperation Seller requests in connection with the defense of any such suit, action, proceeding or objection, provided that Seller reimburses Buyer for all reasonable and direct costs and expenses incurred by Buyer in connection therewith. Notwithstanding the foregoing, Buyer may be represented in any such suit at its own expense and by its own counsel; provided, however, that Buyer shall not consent to any judgment or decree in any such suit or pay or agree to pay any sum of money or agree to do any other act in compromise of any such claims of a third party except upon the prior written consent of Seller, which consent shall not be unreasonably delayed or withheld.

        (f) Anything to the contrary notwithstanding, in the event any statute, law, rule or regulation of any of the states or other jurisdictions in which the Products are sold requires that the name of the manufacturer of Products be indicated or manifested thereon, such identification as is necessary to comply with such statute, law, rule or regulation may be placed on the Products.

        (g) Seller agrees not to use any of Buyer's trademarks or trade names on or in connection with the Products except as permitted under this Agreement, and not to sell or dispose of any Products bearing any of Buyer's trademarks or trade names to any one other than Buyer, unless expressly authorized in writing by Buyer.

        (h) Nothing in this Agreement shall derogate from the Speed Queen License Agreement.

Section 15.     PATENTS

        (a) Seller hereby represents that, to the best of its knowledge, there are no third party patent, trade secret, or copyright rights which would be infringed by the manufacture, use or sale of the Products to be supplied hereunder.

        (b) Seller will defend any suit proceeding brought against Buyer or its customers, based on a claim that the manufacture, use or sale of any Products purchased by Buyer from Seller hereunder constitutes an infringement of any patent or copyright of any country or any trade secret and shall pay all damages and costs awarded thereon against Buyer or Buyer's customers; provided that Seller is notified in writing of such claim and is furnished with the authority, information and assistance (at Seller's expense) reasonably required by Seller for the defense of same. If, as a result of any such suit or proceeding, the use or sale of any Products purchased by Buyer from Seller hereunder is enjoined, Seller shall, at its own expense and option, (i) procure the right for Buyer and Buyer's customers to use and sell such products,
        (ii) replace the same with interchangeable Products which have substantially the same quality and performance but which are non-

                                      -9-
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        infringing, (iii) modify any infringing products so they become non-
        infringing, or (iv) authorize Buyer to return said enjoined Products and refund to Buyer the full purchase price and any direct costs of Buyer associated with such return.

        (c) Seller shall have no liability to Buyer and Buyer's customers as a result of, and Buyer shall defend and hold Seller harmless against, any such claims of infringement insofar as any such claim is found to arise from the inclusion in Products purchased by the Buyer from Seller hereunder of designs provided by Buyer and incorporated in the Products.

        (d) Nothing in this Agreement shall constitute or be construed as a grant by one party to the other party of any right or license under any patent (including any design patent or utility models) or any other proprietary right or interest in any designs, design data or "know-how" suggestions, ideas or any other technical information (hereinafter collectively called "Technical Information") disclosed by one party to the other hereunder, and the disclosing party shall have the right, free of any claim for compensation by the receiving party based on such disclosure, whether or not such rights are subject to registration as identical property rights, to patent, register, use, license, assign and alienate, in any manner whatsoever as the disclosing party sees fit, any Technical Information disclosed hereunder.

        (e) The provisions of this Section 15 shall survive any termination of this Agreement.

Section 16.     CONFIDENTIAL INFORMATION

        (a) The parties understand and agree that information concerning any of the price and quantity terms or any information concerning the design, manufacture or the delivery of Products, whether such information is contained in this Agreement (including Exhibit A attached hereto) or any Production Order, Forecast or other communication between the parties pursuant hereto, is confidential to each of them and shall, except as may otherwise be required by law or as may be permitted hereunder, be disclosed to third parties, whether in writing or orally, only upon the specific prior written consent of the other party; provided, however, that any of such terms which have previously been disclosed for any of the foregoing reasons shall no longer be treated as confidential by either party.

        (b) The parties agree that during the effectiveness of this Agreement, each party may disclose Technical Information or other information, suggestions, or ideas relating to the Products, or to parts thereof, or to designs or methods of manufacture, tests, or use thereof, to the other party to be used in the manufacture of Product. Each party agrees that the receiving party shall not, at any time during this Agreement or thereafter disclose or release such information to third parties, without the prior written authorization of the disclosing party. With respect to the receiving party, the disclosing party's rights in connection with such information shall be limited to such patent rights as it has or may hereafter obtain; provided that the receiving party shall be granted a non-exclusive royalty-free license to any patented information.

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        (c) Except as may be specifically required in order to source component parts, equipment or tools for production of Product, Seller shall not disclose Buyer as the purchaser of the Products nor advertise same in any release. Seller shall be liable to Buyer for commercial damages resulting from any non-permitted disclosure of such information.

        (d) The execution of this Agreement or any action taken hereunder by Buyer shall not constitute, nor in any way be construed as, an acknowledgment or admission by Buyer of the validity or scope of any Technical Information which may be supplied by Seller to Buyer during the term of this Agreement.

Section 17.     WARRANTY: EPIDEMIC FAILURE

        (a) Buyer shall be responsible for the administration and all costs associated with Warranty; provided that Seller shall reimburse Buyer for the excess costs of Epidemic Failure.

        (b) An "Epidemic Failure" shall be considered to have occurred when, as a result of defects in design or manufacture, at any time within one (1) year from the date of sale of any Product to the ultimate thereof:

              (i) any single component of a Product shall fail in more than five percent (5%) of the units of a model of Products; or

              (ii)  total failures for all causes exceed fifteen percent (15%).

        (c) An Epidemic Failure shall be measured by comparing the number of service calls, occurring within one (1) year from the date of sale to the ultimate user, which require service, repair or replacement of any single component or which result in a determination that a unit has failed from a single cause, as a percentage of the total number of units of the specified model sold during the preceding twelve (12) months.

        (d) "Buyer's Appliance Quality Performance Reports" shall be deemed to be the basis for determination by Buyer of the fault call rate experience of a particular model of the Products and Buyer's standard procedures shall be employed in calculation of such rates. In calculating the fault call rate, Buyer may include any Product in which it has replaced or repaired parts or components because of a defect therein, whether or not the Product totally or partially failed in operation. Seller shall have the right to review and to audit, at any time and upon reasonable notice, the Buyer's warranty administration system and claims documentation.

        (e) Buyer shall advise Seller of any potential claim for excessive functional failures, as soon as practicable after such potential claim becomes known. Reimbursement under this Agreement shall be made by Seller not later than three (3) months after the submission of claim by Buyer. Pursuant to a claim by Buyer, if Seller desires, Buyer's Quality Performance Reports may be subject to review and audit by Seller or a mutually acceptable independent third party at the expense of Seller.

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        (f) Notwithstanding any other provision of this Agreement, Seller warrants that the Products and parts sold to Buyer by Seller under this Agreement shall be of merchantable quality and shall be fit for the use for which they were intended.

        (g) The provisions of this Section 17 shall survive any termination of this Agreement.

Section 18.     REPLACEMENT PARTS

        (a) Except as provided in subsection (e), Seller shall accept and fill orders for replacement parts or workable substitutions for Products manufactured under the terms of this Agreement for a period of not less than seven (7) years from the date of last manufacture of each such Product as to appearance parts, and for a period of not less than ten
        (10) years from the date of last manufacture as to functional parts.

        (b) General replacement parts currently in production shall be available for delivery within a reasonable time, but in any event within a period of forty-five (45) days after receipt by Seller of any order therefor from Buyer. Replacement parts not currently in production shall be available for delivery within a period of sixty (60) days after receipt by Seller of any order therefor from Buyer.

        (c) All replacement parts sold to Buyer for Products for the Initial Term of the Agreement will be invoiced ** OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST. **

        (d) ** OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST. ** Parts will be packaged individually and marked according to Buyer's packing instructions. Seller is responsible for proper identification of country of origin in accordance with U.S. customs regulations.

        (e) Buyer may, at its discretion, place orders for replacement parts directly with Seller's suppliers unless Seller owns the tools or equipment which the supplier would utilize for the manufacture of such parts. Seller shall include sufficient information on all purchased parts to enable Buyer to purchase the part from the original supplier, including the original supplier's name, catalog number, and a complete electrical or functional description, if applicable, and available to Seller.

        (f) When a particular model that Buyer purchases from Seller is discontinued, or when running changes are made to a current model, certain parts may become obsolete to Seller's production line. For example, this may occur when model changes require alteration of tools, dies, jigs or fixtures with the result that some parts can no longer be produced for replacement purposes.

                (i) In such cases, Seller will advise Buyer of those parts used only on Buyer Product and give Buyer an opportunity to purchase a "Lifetime Supply."

                (ii) It will be Buyer's responsibility to advise Seller within sixty (60) days of such notice of the number of replacement parts required by Buyer for the future; and Seller will manufacture or acquire the parts and Buyer will purchase the number of parts required for its lifetime stock.

                (iii) The balance of obsolete parts not purchased may be
                      disposed of at Seller's discretion and future orders will be on a "per quote - if available" basis.

        (g) Seller shall provide Buyer with:

                (i) part drawings sufficient for inspection purposes for all parts which Buyer desires to order. The drawings shall include main assemblies, subassemblies, and detail drawings together with a list of related parts (bill of materials). Materials, finishes, dimensions, tolerances, and any other special manufacturing specifications shall be clearly indicated. Seller shall not substitute one part for another without prior Buyer approval, if such substitute would effect form, fit or function;

                (ii) for Buyer's cataloging of new models, Seller shall prepare and deliver to Buyer Product Service exploded camera ready art, positives and/or negatives, replacement parts list, including exploded view of the Product and parts prices and two sets of blueprints of Product. This material shall be delivered to Buyer ninety (90) days prior to initial production of the finished Product. For replacement parts, Seller shall furnish Buyer with a reproducible current replacement parts list as product changes; and

                (iii) ** OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST. **

        (h) All replacement parts delivered are subject to inspection and evaluation before final acceptance by Buyer and will be warranted as follows:

                (i) All functional parts, components, and assemblies are guaranteed against any defects in design, material, or workmanship for twelve (12) months from the date of shipment; all non-functional parts, components, and assemblies are guaranteed against any defects in design, material, or workmanship for ninety (90) days from the date of shipment.

                (ii) If any parts offered by Seller are defective in material or workmanship, or do not conform to Seller's warranty, Buyer shall have the option of:

                        (A) Returning all such rejected parts to Seller at
                            Seller's expense for full refund in U.S. dollars of the purchase price and all additional charges incurred by Buyer; or

                        (B) Repairing or replacing the defective parts or non-conformity. In such event, Seller shall bear all charges incurred by Buyer including all costs of replacement material and rework labor charges.

                (iii) Seller shall be notified promptly of any and all rejects and may examine and evaluate such defects within fifteen (15) working days after receipt of notice. All rejects shall be held at Seller's risk and expense, including all transportation, and handling costs until returned to or corrected by Seller. Payment for parts shall not constitute acceptance. Acceptance by Buyer shall not relieve Seller of its warranty or any other obligations under this Agreement.

        (i) In the event of a fire, flood or other event which prevents Seller from furnishing Buyer required proprietary parts, Seller shall permit Buyer to have manufactured all proprietary parts or assemblies which Buyer requires for as long as the Seller is not in a position to supply them. In the event Seller is sold to or otherwise acquired by another company, Seller shall require the acquiring company to assume all obligations of Seller's company to supply replacement parts to Buyer.

Section 19. SERVICE AND SERVICE TRAINING MATERIALS.

        Seller shall prepare and deliver to Buyer basic information on new models or update basic information on revised models thirty (30) days prior to initial production of finished Product. Service training material shall include all necessary props or complete Products required to effectively train field service personnel. ** OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST. **

Section 20. PRODUCT CERTIFICATION AND COMPLIANCE WITH LAW

        (a) Seller shall be responsible for and shall take all necessary steps to ensure that the Products comply with all applicable laws, rules and regulations, including all laws, rules and regulations applicable in the country to which Seller states that the Products are currently certified for sale.

        (b) In the event Buyer makes a request to Seller and provides Seller with the applicable federal, state or local government specifications and requirements, or in the event any governmental agency makes such request or otherwise so requires, Seller shall determine and advise Buyer in writing whether the Products covered in this Agreement conform to the government specifications and standards applicable thereto; provided that Seller is obligated to provide such information only with respect to Products of which the expected annual purchase hereunder exceeds the level sufficient to cause investigation by applicable governmental authorities.

        (c) Seller shall reimburse Buyer for any reasonable loss, expense, or damages (including but not limited to attorney fees, overhead, and court costs) which Buyer incurs as a result of its reliance upon information provided by Seller with respect to such specifications, or upon any determination or written advice respecting such specifications given by Seller to Buyer, which prove to be untrue, incomplete or otherwise misleading.

        (d) The review or approval by Buyer of any designs, engineering drawings, quality control procedures, testing of any Seller processes or equipment by Buyer, or any other aspect of the design and manufacture of Products hereunder shall in no way relieve Seller of the responsibility for producing Products which are of good workmanship and performance and of merchantable quality and fit for the purpose intended.

Section 21. HAZARDOUS CONDITIONS; PRODUCT RECALL

        (a) In the event that Seller or Buyer learns of any issue relating to a potential safety hazard or unsafe condition in the Products covered by this Agreement or is advised of such by competent authorities of any Government having jurisdiction over such Products, it will immediately advise the other party by the most expeditious means of communication. The parties shall cooperate in correcting any such condition that is found to exist, but Seller shall remain responsible therefor and agrees to reimburse, indemnify and hold Buyer harmless against all costs, expenses, suits, claims, damages, including but not limited to attorney fees, overhead, court costs and any other remedies which Buyer may have under the Uniform Commerical Code in connection with this Section 21.

        (b) In the event that any Products are found by Seller, Buyer or by any governmental agency or court having jurisdiction to contain a defect, serious quality or performance deficiency, or not be in compliance with any standard or requirement so as to require or make advisable that such Products be reworked or recalled, Seller will promptly communicate all relevant facts to Buyer and undertake all corrective actions including those required to meet all obligations imposed by laws, regulations, or orders, and shall file all necessary papers, corrective action programs and other related documents; provided that Buyer shall cooperate with and assist Seller in any such filing and corrective action, and provided that nothing contained in this section shall preclude Buyer from taking such action as may be required of it under any such law or regulation. Seller shall perform all necessary repairs or modifications at its sole expense. The parties recognize that it is possible that other Seller manufactured products might contain the same defect or noncompliance condition as do the Products for Buyer. Buyer and Seller agree that any recall involving any Product shall be treated separately and distinctly from similar results of Seller brand products; provided that such separate and distinct treatment is lawful and that Seller shall in no event fail to provide at least the same protection to Buyer on such Products as Seller provides to its other customers in connection with such similar recalls. Each party shall consult the other prior to making any statements to the public or a governmental agency concerning issues relating to potential safety hazards affecting the Products, except where such consultation would prevent timely notification required to be given under any such law or regulation.

Section 22. PRODUCT LIABILITY.

     Seller agrees to protect, defend, hold harmless and indemnify and reimburse Buyer and its distributors, dealers, affiliates and customers, during the term of this Agreement and any time thereafter from and against actual and direct liability, claim, cost or expense (including but not limited to attorneys, fees, overhead, and court costs) arising out of actual or alleged death or of injury, to any person, or damage to tangible property, by whomever suffered, arising out of or alleged to arise out of (1) any failure of Products to comply with applicable specifications, warranties and certifications under this Agreement;
(2) the negligence of Seller in design, manufacture or otherwise with respect to Products or parts therefor; or (3) claims based on product liability, with respect to allegedly defective Products or part thereof. Seller shall have the sole and exclusive right to defend against any and all such suits, actions, proceedings, investigations, demands and claims.

Section 23. ASBESTOS, AND PCB.

     Seller certifies, based on Seller's qualitative determination, that the Products or parts thereof do not contain asbestos or PCB's at this time and Seller will not introduce into the Products or replacement components any parts that contain asbestos or PCB's.

Section 24. COMPLIANCE WITH LAWS.

     Seller agrees to comply with the applicable provisions of any federal, state or local law or ordinance and all orders, rules and regulations issued thereunder. Any provisions, representations or agreements required thereby to be included in the Agreement resulting from execution of this Agreement are incorporated herein by reference. Seller will, if requested, furnish any certifications of compliance required by law or regulation.

Section 25. WORK ON OTHER PARTY'S PREMISES.

     Buyer's representative shall, upon giving Seller advance notice, have reasonable access to Seller's premises during working hours to observe work in progress and to perform an audit on the implementation of any quality control requirements. The parties shall take all necessary precautions to prevent injury to person or property during the progress of work and shall indemnify each other and such other's successors, assigns, agents, employees and customers against all loss which may result in any way from any act or omission of either party, agents, employees, or subcontractors. Performance of audits or testing of equipment or procedures shall not relieve Seller of any responsibility under quality requirements or warranty provisions.

Section 26. FURTHER ASSURANCES.

     Buyer hereby agrees to cooperate with Seller in connection with all matters relating to this Agreement.

Section 27. ASSIGNMENT.

     Neither this Agreement, nor any of the rights or interests of Buyer or Seller hereunder may be assigned, transferred or conveyed by operation of law or otherwise without the prior written consent of the other party, except to an affiliate of the transferring party or, in the case of Seller, to any party to which all or substantially all of the assets and businesses of Seller are also, directly or indirectly, transferred or conveyed by operation of law at the same time.

Section 28. TERMINATION.

In addition to the other provisions for termination contained in this Agreement, this Agreement may be terminated by either party at any time for any material breach of this Agreement provided that the party desiring termination gives thirty (30) days prior written notice of the same to the other party, specifying the claimed breaches. Such termination shall be effective thirty (30) days from the date of receipt of said notice if the specified breaches are not cured before the effective date or reasonable steps have not been taken before the effective date to effectuate a cure within a reasonable period of time. Notwithstanding the foregoing, either party may terminate this Agreement by written notice to the other party effective immediately in the event:

(a) either party knowingly submits to the other false or fraudulent reports, statements or claims for any credit or payment;

(b) either party shall become insolvent or bankrupt or admit in writing its inability to pay debts as they become due;

(c) either party makes an assignment for the benefit of credit whether voluntary or involuntary;

(d) a petition is filed by or against either party under the Bankruptcy Act; or

(e) either party ceases to do business as a going concern.

Except for payments of amounts due hereunder and the continuing obligations provided for hereunder, neither Buyer nor Seller shall, by reason of the termination, expiration or non-renewal of this Agreement be liable to the other for any damages or injunctive relief of any kind, including but not limited to, compensation, reimbursement or damages on account of loss of prospective profits on anticipated sales, or on account of expenditures, investments, losses or commitment in connection with the business or goodwill of Buyer or Seller; provided however, that if as a result of termination Seller shall have unused unique Buyer parts manufactured or procured for firm orders received from Buyer prior to such termination, Buyer shall purchase such parts from Seller at the then-current prices for such parts within thirty (30) days after such termination

Section 29. GOVERNING LAW.

This Agreement and the relations between the parties under it shall be construed in accordance with the substantive law of the State of New York. In enforcing this contract, the parties may initiate proceedings in any appropriate jurisdiction as they deem fit. The service of any writ or summons or any legal process in respect to any such action or proceeding may be effected by forwarding a copy of the writ of summons or statement of claim or other legal process by prepaid letter to the address of the parties in the Notice provision below.


Section 30. NOTICES.


     Any notice, request, consent, demand or other communication given or required to be given under this Agreement shall be effective only if in writing and delivered personally or mailed by first class registered or certified mail, postage prepaid, return receipt requested, telex or faxed, addressed to the respective addresses of the parties as follows:

     Notices to Buyer:

     Goodman Manufacturing Company, L.P.
     1501 Seamist
     Houston, TX 77008
     ATTN: President
     Fax: 713-861-2176

     Notices to Seller:

     Raytheon Commercial Laundry, LLC
     Shephard Street
     Ripon, WI 54971
     ATTN: President
     Fax: 414-748-4334


Section 31. SURVIVAL OF RIGHTS OF PARTIES.

     The termination of this Agreement shall not release either party from any liability, obligation or agreement which, pursuant to any provision of this Agreement, is to survive or be performed after such expiration or termination.

Section 32. SUBJECT HEADINGS.

     The subject headings of this Agreement have been placed thereon for the convenience of the parties only and shall not be considered in any question of interpretation or construction of this Agreement.

Section 33. WAIVER.

     The failure of either party to enforce at any time or for any period of time any provision, of this Agreement shall not be construed as a waiver of such provision or of the right of such party thereafter to enforce such provision.

Section 34. ENTIRE AGREEMENT.

     (a) All agreements between Buyer and Seller for the sale of the Products by Seller to Buyer shall include and be governed exclusively by the terms and conditions set forth in this Agreement, except as the parties may otherwise agree in writing duly executed by their respective duly authorized representatives which expressly references this

     Agreement. In case of any conflict between this Agreement and any Production Order, purchase order, acceptance, correspondence, memorandum, or document for or relating to the Products exchanged by Buyer and Seller during the term of this Agreement which is not executed by duly authorized representatives of both parties, this Agreement shall govern and prevail. Any printed terms and conditions of any such documents shall, in any event, be deemed deleted and shall not be binding upon the parties.


     (b) The foregoing contains the entire and only agreement between the parties respecting the manufacture of Products and sale thereof by Seller to Buyer and the purchase by Buyer from Seller of such Products. All prior and collateral representations, promise or conditions in connection with the subject matter are merged herein. Any representation, promise or condition not incorporated herein shall not be binding upon either party.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed in duplicate as of the date first above written.


                AMANA COMPANY, L.P.

                BY: Goodman Holding Company, General Partner

                BY:
                    --------------------------------
                    Title: Vice Chairman of the Board

                RAYTHEON COMMERCIAL LAUNDRY LLC

                BY: /s/ Bruce P. Rounds
                    --------------------------------
                    Title: Vice President Business Development & Secretary

                                                                       EXHIBIT A

   ** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission **

Amana Laundry Products
Unit Transfer Prices

                                                                   Transfer                    1/1/98
                                                                    Price                    Thru First
                                                                   Closing                    Year of
      Model #                   Description                       Thru 12/97                 Agreement
      -------                   -----------                       ----------                 ---------
Topload
Washers
LWA05AW               MODEL, AMANA LIBRA
LWA10AW               MODEL, WASHER AMANA 1SPD LIBRA
LWA18AW               MODEL, AMANA 2SPD LIBRA
LWA20AW               MODEL, WASHER AMANA 1SPD LIBRA
LWA30AL               MODEL, WASHER AMANA 2SPD LIBRA
LWA30AW               MODEL, WASHER AMANA 2SPD LIBRA
LWA50AL               MODEL, WASHER AMANA 2SPD LIBRA
LWA50AW               MODEL, WASHER AMANA 2SPD LIBRA
LWA60AL               MODEL, WASHER AMANA 2SPD LIBRA
LWA60AW               MODEL, WASHER AMANA 2SPD LIBRA
LWA80AL               MODEL, WASHER AMANA 3SPD LIBRA
LWA80AW               MODEL, WASHER AMANA 3SPD LIBRA
LWA90AL               MODEL, WASHER AMANA 3SPD LIBRA
LWA90AW               MODEL, WASHER AMANA 3SPD LIBRA
LWC05AW               MODEL, AMANA CANADIAN LIBRA
LWC07AW               MODEL, AMANA CANADIAN LIBRA
LWC18AW               MODEL, AMANA CANADIAN
                      2SPD LIBRA
LWC30AW               MODEL, AMANA CANDADIAN LIBRA
LWC50AW               MODEL, AMANA CANDADIAN
                      2SPD LIBR
LWC75AW               MODEL, AMANA CANDADIAN
                      3SPD LIBR

                                                                   Transfer                    1/1/98
                                                                    Price                    Thru First
                                                                   Closing                    Year of
  Model #                      Description                        Thru 12/97                 Agreement
  -------                      -----------                        ----------                 ---------
LWC80AW               MODEL, AMANA CANDADIAN
                      3SPD LIBR
LWC90AW               MODEL, AMANA CANDADIAN
                      3SPD LIBR
LWD27AW               MODEL, WASHER AMANA
                      2SPD LIBRA
LWD70AL               MODEL, WASHER AMANA
                      3SPD LIBRA
LWD70AW               MODEL, WASHER AMANA
                      3SPD LIBRA
LWS04AW               MODEL, WASHER SQ 1SPD LIBRA
LWS34AW               MODEL, WASHER SQ 2SPD LIBRA
LWS55AW               MODEL, WASHER SQ 2SPD LIBRA

AVERAGE COST

              Analysis based on 300,000 unit Amana brand volume

Raytheon Appliances - Commercial Laundry
List of Ripon Part Transfers to Searcy                                         1

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                                        IF                                Where
 Part No.             Description                                       IR             Sts                Used
 --------             -----------                                       --             ---                ----
30642                 BRACKET, LOCKING-METERCASE                        IF              1                 COMM
34423                 FRONT, METERCASE -RAW                             IF              1                 COMM
34426                 BACK, METERCASE                                   IF              1                 COMM
34428                 BRACKET, LOCKROD SUPPORT GUIDE                    IF              1                 COMM
34718                 ASSY, COIN CHUTE                                  IF              1                 COMM
35523                 FRONT, METERCASE-RAW                              IF              1                 COMM
35525                 BRACKET, METERCASE LOCKDOWN                       IF              1                 COMM
35767                 EXTENSION, FRONT - METERCASE 40957                IF              1                 COMM
35798                 ASSY, SER VICE DOOR                               IF              1                 COMM
36052                 BULKHEAD, METERCASE                               IF              1                 COMM
37073R                WRAPPER, METERCASE-FLAT                           IF              1                 COMM
38145                 ASSY, SECURITY CASE-CARDREADER                    IF              1                 COMM
38191                 ASSY, HARNESS-CARDREADER                          IF              1                 COMM
38544                 FRONT, METERCASE-RAW                              IF              1                 COMM
38546                 BULKHEAD, METERCASE                               IF              1                 COMM
500301                PANEL, SUPPORT CONTROL (ELECT)                    IF              1                 COMM
501720L               PANEL, TOP-COMMERCIAL METERED                     IF              1                 COMM
501720W               PANEL, TOP-COMMERCIAL METERED                     IF              1                 COMM

Raytheon Appliances - Commercial Laundry                                       2
List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                                        IF                               Where
Part No.              Description                                       IR             Sts               Used
-------               -----------                                       --             ---               ----
501740W               PANEL, TOP-COMMERCIAL-NONMETER                    IF              1                 COML
501758                ASSY, JUMPER WIRE                                 IF              1                 COMM
502786                ASSY, CORD-POWER-EUROPEAN                         IF              1                 COML
503901                PANEL, SUPPORT CONTROL (MECH)                     IF              1                 COMM
60361                 BRACKET, MOUNTING                                 IF              1                 COMM
685310                PANEL, FRONT CONTROL                              IF              1                 COMM
38067                 SHIELD, PUMP                                      IF              1                 HORIZON
34817L                CAP, END RH                                       IF              1                 JUPITER
34817W                CAP, END RH                                       IF              1                 JUPITER
34818L                CAP, END LH                                       IF              1                 JUPITER
34818W                CAP, END LH                                       IF              1                 JUPITER
504008L               CAP, END RH                                       IF              1                 JUPITER
504008W               CAP, END RH                                       IF              1                 JUPITER
504009L               CAP, END LH                                       IF              1                 JUPITER
504009W               CAP, END LH                                       IF              1                 JUPITER
504170                PANEL, SUPPORT CONTROL (MECH)                     IF              1                 JUPITER
36049                 FRONT, METERCASE-RAW                              IF              3                 NO USAGE
37530                 BULKHEAD, METERCASE                               IF              3                 NO USAGE
34815                 CAP, END RH SLATE                                 IF              3                 NO USAGE-NG
34816                 CAP, END LH SLATE                                 IF              3                 NO USAGE-NG
500300                PANEL, SUPPORT CONTROL (MECH)                     IF              3                 NO USAGE-NG

Raytheon Appliances - Commercial Laundry                                       3
List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                                        IF                                    Where
Part No.              Description                                       IR             Sts                    Used
-------               -----------                                       --             ---                    ----
502956                ASSY, LEAD-IN CORD-EC                             IF              3                 NO USAGE-NG
504006                CAP, END RH SLATE                                 IF              3                 NO USAGE-NG
504007                CAP, END LH SLATE                                 IF              3                 NO USAGE-NG
61027                 BAFFLE, CYLINDER-EXTENDED-WHITE                   IF              2                 SERVICE ONLY
61399                 BAFFLE, CYLINDER-SHORT-WHITE                      IF              2                 SERVICE ONLY
62880                 ASSY, BULKHEAD RH                                 IF              2                 SERVICE ONLY
62881                 ASSY, BULKHEAD LH                                 IF              2                 SERVICE ONLY
00115                 TERMINAL, SPADE-1/4 FEMALE                        IR              1
00116                 TERMINAL, PIN-MALE                                IR              1
00117                 TERMINAL, PIN-FEMALE                              IR              1
00188                 TERMINAL, FEMALE MOLEX-QC-TIMER                   IR              1
00223                 TERMINAL, 1/4 SPADE-FEMALE                        IR              1
00252                 TERMINAL                                          IR              1
00257                 TERMINAL, PRESSURE SWITCH                         IR              1
02431                 LOCKWASHER, 1/4 EXT SHKPF                         IR              1
02505                 SCREW, 1/4-20 X 5/8 RD HD SP SQ                   IR              1
02916                 SCREW, 1/4-20 X 5/8 HEX HEAD                      IR              1
03673                 NUT, HEX 10-24                                    IR              1
12177001              CARD, PRODUCT IDENTIFICATION                      IR              1
12177002              CARD, PRODUCT IDENTIFICATION SQ                   IR              1
20267                 SCREW, 10-24 X 3/8 ROUND HEAD                     IR              1

Raytheon Appliances - Commercial Laundry                                       4
List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                                        IF                           Where
Part No.              Description                                       IR             Sts           Used
-------               -----------                                       --             ---           ----
20290                 WASHER, 19/32IDX1.0310DX1/8 RUB                   IR              1
21903                 RELIEF, STRAIN                                    IR              1
23033                 PLUG, 9 CIRCUIT                                   IR              1
23037                 PLUG, 15 CIRCUIT                                  IR              1
23041                 PLUG, 6 CIRCUIT                                   IR              1
23222                 SCREW, 8B-18 X 1/4 HEX WASHR HD                   IR              1
23748                 RING, RETAINING                                   IR              1
24205                 NUT, KNURLED 3/8-24                               IR              1
26163                 RECEPTACLE, 9 CIRCUIT                             IR              1
26354                 GASKET, METERCASE                                 IR              1
27222                 NUT, RETAINER 5/16-18                             IR              1
27328                 SCREW, 10-32 X 1/2 RD HD PHILL                    IR              1
28447                 NUT, 10-24 BRASS                                  IR              1
28448                 SCREW, 10-24 X 3/4 BRASS                          IR              1
28449                 LOCKWASHER, #10 BRONZE                            IR              1
28605                 WASHER, FILTER                                    IR              1
29175                 GROMMET                                           IR              1
29443                 WASHER, FELT                                      IR              1
29651                 BOLT, ROUND HEAD-SQUARE NECK                      IR              1
29786                 NUT, KEPS                                         IR              1
29796                 NUT, 5/16-18                                      IR              1
30237R                LABEL, SHIPPING-BAR CODING                        IR              1

     Raytheon Appliances - Commercial Laundry                                  5
     List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                              IF                          Where
Part No.        Description                                   IR             Sts          Used
--------        -----------                                   --             ---          ----
30647           NUT, RETAINER 5/16-18                         IR              1
30907           BULB, PRESSURE                                IR              1
32219           RELIEF, STRAIN                                IR              1
32464           LIGHT, SPIN/RINSE 125V                        IR              1
32519           LIGHT, SPIN/RINSE 250V                        IR              1
32671           SCREW, TAPPING 10B X 5/8 #8PNHD               IR              1
32746           HOUSING, RH 24 CIRCUIT                        IR              1
33294           BAG, POLY 9 1/2 X 13 1/2                      IR              1
33423           STRAPPING, PLASTIC 7/16                       IR              1
33489           STRAP, STANDPIPE-BEADED                       IR              1
33553R5         CARD, GUARANTEE                               IR              1
33615           SLEEVE, DRAIN HOSE                            IR              1
33688           ASSY, KNOB-ROTARY-WHITE                       IR              1
34318           FOOT, RUBBER                                  IR              1
34458           CORD, LEAD-IN                                 IR              1
34500           PREVENTOR, BACKFLOW                           IR              1
34537           PLUG, 12 CIRCUIT                              IR              1
34538           RECEPTACLE, 12 CIRCUIT                        IR              1
34675           PLUG, MIXING VALVE-NATURAL                    IR              1
34676           PLUG, MIXING VALVE-RED                        IR              1
35038           SWITCH, ROCKER-WHITE                          IR              1
35117           SWITCH, TEMPERATURE - 5 POS                   IR              1
35182           ASSY, KNOB-SWITCH                             IR              1

    Raytheon Appliances - Commercial Laundry                                   6
    List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                             IF                        Where
Part No.        Description                                  IR             Sts        Used
--------        -----------                                  --             ---        ----
35333W           KNOB, TIMER                                 IR              1
35526            GASKET, METERCASE                           IR              1
35528            SCREW, 8-18 X 5/8 TORX                      IR              1
36009            TIE, CALE-SELF-LOCKING                      IR              1
36014            CLIP, RETAINER-HOSE                         IR              1
36280            TAPE, DBL SIDED-PERM/REMOVABLE              IR              1
36419R           LABEL, SHIPPING-S.AFRICA                    IR              1
36475            HOSE, WATER INLET                           IR              1
36700W           SKIRT, TIMER PLATE                          IR              1
36801            CLAMP, HOSE                                 IR              1
36802            CLAMP, HOSE                                 IR              1
36964            INSERT, INSTALLATION COIN DROP              IR              1
36967            LIGHT, SPIN/RINSE 24V                       IR              1
36985            CLIP, HOSE                                  IR              1
37526            GASKET, METERCASE                           IR              1
38063            CARD,  REPLY                                IR              1
38087            BRACKET, DOOR SWITCH                        IR              1
38096            SCREW, METRIC-LOCK M6-1.00X12MM             IR              1
38192            OVERLAY, CARDREADER INSTRUCTION             IR              1
38194            READER, CARD                                IR              1
38424L           SWITCH, EXTENDED TUMBLE                     IR              1

   Raytheon Appliances - Commercial Laundry                                    7
   List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**


                                                            IF                         Where
Part No.        Description                                 IR             Sts         Used
--------        -----------                                 --             ---         ----
38424W           SWITCH, ROCKER                             IR              1
38465            ASSY, COINDROP .25/$1 CAN MUNZ             IR              1
38479            COINDROP, USA .25 SGL MUNZ                 IR              1
38547            PIN, GUIDE                                 IR              1
38548            STUD, DRILLED 1/4-20                       IR              1
38571            MULTIPLIER, MUNZ                           IR              1
38673            HARNESS, MULTIPLIER                        IR              1
38717            OVERLAY, SINGLE-MUNZ .25 U.S.A.            IR              1
38754            SHIELD, CARD READER                        IR              1
39073            OVERLAY, DUAL-MUNZ .25/1.00                IR              1
39313            BOND, WARRANTY-COIN-HUEBSCH                IR              1
39314            BOND, WARRANTY-COIN                        IR              1
39315            BOND, WARRANTY-COIN                        IR              1
39316            BOND, WARRANTY-COIN                        IR              1
45037            WIRE, 18GA-BRN/WHT                         IR              1
45066            WIRE, 18GA-BLU/RED                         IR              1
45080            WIRE, 18GA-GRY/YEL                         IR              1
501307           WASHER, SHOULDER                           IR              1
501524           SCREW, 10-32 X 5/16 HEX WA HD              IR              1
502501           RELAY 24V/50-60HZ/1 PH                     IR              1
502589           BRACKET, FUSE HOLDER                       IR              1
502591           BODY,FUSE HOLDER                           IR              1

   Raytheon Appliances - Commercial Laundry                                    8
   List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                                IF                         Where
Part No.      Description                                       IR             Sts         Used
--------      -----------                                       --             ---         ----
502592        FUSE, 3.15 AMP                                    IR              1
502593        FUSE, 5MM X 20MM-T 400 MILLIAMP                   IR              1
502811        CARRIER, FUSE                                     IR              1
503463R1      INSERT, INSTALLATION                              IR              1
503673        SCREW, 5/16-18 X 2.25 FLAT HEAD                   IR              1
51778         SCREW, 8B-18 X 1/2 RD HD PHILL                    IR              1
52566         NUT, HEX JAM 1/4-20 LOCK                          IR              1
55881         STRAP, HARNESS                                    IR              1
56461         SHAFT                                             IR              1
56732         WELDNUT                                           IR              1
685539        RECEPTACLE, 2 CIRCUIT                             IR              1
23962         SCREW, 8B-18 X 3/8 IND HEX HEAD                   IR              2
45060         WIRE, 18GA-ORG/BLU                                IR              2
45083         WIRE, 18GA-YEL/BLK                                IR              2
52864         SCREW,8AB-18 X 5/8 FLAT HD #6                     IR              2
C0178A        CARTON, 29 1/8 X 3 X 35 FOSC                      IR              2
C0178B        FILLER, 15 7/8 X 33 5/8 SC/SH                     IR              2
C0178C        FILLER,5 3/4 X 29 SC/SL                           IR              2
C0179A        CARTON, 30X4X29-1/8 FOL200C GLU                   IR              2
C0179C        FILLER,7 3/4 X 28 3/4                             IR              2
24903R3       STICKER, DISCONNECT POWER                         IR              3

   Raytheon Appliances - Commercial Laundry                                    9
   List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                                IF                         Where
Part No.      Description                                       IR             Sts         Used
--------      -----------                                       --             ---         ----
31752         SCREW, #8ABX3/4 POZIDRIV PANBLK                   IR              3
32993         SCREW, #8ABX3/4 POZIDRIV PANSLV                   IR              3
33610         ASSY, KNOB-ROTARY-BLACK                           IR              3
34847         ASSY, SWITCH KNOB-ROTARY                          IR              3
35774         WASHER, VINYL                                     IR              3
35799         SCREW, 5/16-18 X 2.25 IND HEX                     IR              3
35917         WASHER, FLAT                                      IR              3
37267         BOND, WARRANTY-COIN                               IR              3
38064         BOND, WARRANTY-COIN-HUEBSCH                       IR              3
38280         LIGHT, SPIN/RINSE 250V                            IR              3
500049R2      LABEL, WARNING                                    IR              3
500314R3      LABEL, WARING-FRENCH                              IR              3
502118        ASSY, COINDROP SINGLE USA                         IR              3
502938        BOND, WARRANTY-COIN                               IR              3
31645         SCREW,10-16B X 7/16 SPECIAL                       IR              4
503181R1      ASSY, DIAGRAM CONNECT/SCHEM/TRM                   IR              3
503182R1      ASSY, DIAGRAM CONNECT/SCHEM/TRM                   IR              1
503183R1      ASSY, DIAGRAM CONNECT/SCHEM/TRM                   IR              1
503184        ASSY, DIAGRAM CONNECT/SCHEM/TRM                   IR              3

   Raytheon Appliances - Commercial Laundry                                   10
   List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                                IF                         Where
Part No.      Description                                       IR             Sts         Used
--------      -----------                                       --             ---         ----
503186        ASSY, DIAGRAM CONNECT/SCHEM/TRM                   IR              3
503188        ASSY, DIAGRAM CONNECT/SCHEM/TRM                   IR              3
503189R1      ASSY, DIAGRAM CONNECT/SCHEM/TRM                   IR              3
503190        ASSY, DIAGRAM CONNECT/SCHEM/TRM                   IR              3
503192        ASSY, DIAGRAM CONNECT/SCHEM/TRM                   IR              3
685527        ASSY, DIAGRAM CONNECTION                          IR              1
685555        ASSY, DIAGRAM SCHEMATIC                           IR              1
504160        BOND, WARRANTY                                    IR              3
504717        BOND, WARRANTY                                    IR              1
685915        BOND, WARRANTY                                    IR              1
503572        BOND, WARRANTY-1 YEAR                             IR              3
60035R1       BOND, WARRANTY-1 YEAR                             IR              3
501461        BOND, WARRANTY-2 YEAR                             IR              3
504716        BOND, WARRANTY-2 YEAR                             IR              1
504718        BOND, WARRANTY-2 YEAR                             IR              1
504719        BOND, WARRANTY-2 YEAR                             IR              1
502806R1      BOOK, DECLARATION OF CONFORMITY                   IR              3
502807R1      BOOK, DECLARATION OF CONFORMITY                   IR              3
502807R2      BOOK, DECLARATION OF CONFORMITY                   IR              3

     Raytheon Appliances - Commercial Laundry                                11
     List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                                        IF                        Where
Part No.              Description                                       IR             Sts        Used
--------              -----------                                       --             ---        ----
501506R3              BOOKLET, OP & INSTALL COM'L ELE                   IR              3
61431R3               CARD, WARRANTY                                    IR              1
500663R1              DIAGRAM, WIRING                                   IR              3
500664R2              DIAGRAM, WIRING                                   IR              3
500665R1              DIAGRAM, WIRING                                   IR              1
500666R1              DIAGRAM, WIRING                                   IR              3
500702R1              DIAGRAM, WIRING                                   IR              3
500704R4              DIAGRAM, WIRING                                   IR              3
500705R2              DIAGRAM, WIRING                                   IR              3
500727R3              DIAGRAM, WIRING                                   IR              3
500728R2              DIAGRAM, WIRING                                   IR              3
500737R2              DIAGRAM, WIRING                                   IR              3
500740R2              DIAGRAM, WIRING                                   IR              3
500743R3              DIAGRAM, WIRING                                   IR              3
500746R1              DIAGRAM, WIRING                                   IR              3
500772R2              DIAGRAM, WIRING                                   IR              1
500799R2              DIAGRAM, WIRING                                   IR              3
500864R1              DIAGRAM, WIRING                                   IR              3
500868R2              DIAGRAM, WIRING                                   IR              3
500880R2              DIAGRAM, WIRING                                   IR              3
500881R3              DIAGRAM, WIRING                                   IR              3
500882R4              DIAGRAM, WIRING                                   IR              3
500887R1              DIAGRAM, WIRING                                   IR              3

     Raytheon Appliances - Commercial Laundry                                12
     List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                                        IF                        Where
Part No.              Description                                       IR             Sts        Used
--------              -----------                                       --             ---        ----
500902R1              DIAGRAM, WIRING                                   IR              1
500912R1              DIAGRAM, WIRING                                   IR              1
500914R2              DIAGRAM, WIRING                                   IR              1
500915R1              DIAGRAM, WIRING                                   IR              3
500934R1              DIAGRAM, WIRING                                   IR              3
500952R1              DIAGRAM, WIRING                                   IR              1
500957R2              DIAGRAM, WIRING                                   IR              3
500967R1              DIAGRAM, WIRING                                   IR              3
501371R5              DIAGRAM, WIRING                                   IR              1
501381R5              DIAGRAM, WIRING                                   IR              1
501414R1              DIAGRAM, WIRING                                   IR              3
501415R1              DIAGRAM, WIRING                                   IR              3
501429R1              DIAGRAM, WIRING                                   IR              3
501616R2              DIAGRAM, WIRING                                   IR              1
501617R1              DIAGRAM, WIRING                                   IR              1
501618R2              DIAGRAM, WIRING                                   IR              1
501621R2              DIAGRAM, WIRING                                   IR              1
501622R1              DIAGRAM, WIRING                                   IR              1
501623R2              DIAGRAM, WIRING                                   IR              1
501887R2              DIAGRAM, WIRING                                   IR              3
501888R2              DIAGRAM, WIRING                                   IR              3
502138R1              DIAGRAM, WIRING                                   IR              3
502166R3              DIAGRAM, WIRING                                   IR              3
502167R3              DIAGRAM, WIRING                                   IR              1

     Raytheon Appliances - Commercial Laundry                                 13
     List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                                        IF                         Where
Part No.              Description                                       IR             Sts         Used
--------              -----------                                       --             ---         ----
502427                DIAGRAM, WIRING                                   IR              3
502428                DIAGRAM, WIRING                                   IR              3
502485                DIAGRAM, WIRING                                   IR              3
502607                DIAGRAM, WIRING                                   IR              3
502987                DIAGRAM, WIRING                                   IR              3
503147                DIAGRAM, WIRING                                   IR              3
503149                DIAGRAM, WIRING                                   IR              3
503459R1              DIAGRAM, WIRING                                   IR              3
503928                DIAGRAM, WIRING                                   IR              4
503928R1              DIAGRAM, WIRING                                   IR              1
503929                DIAGRAM, WIRING                                   IR              4
503929R1              DIAGRAM, WIRING                                   IR              1
503930                DIAGRAM, WIRING                                   IR              1
503931                DIAGRAM, WIRING                                   IR              1
503934                DIAGRAM, WIRING                                   IR              3
503934R1              DIAGRAM, WIRING                                   IR              1
503935                DIAGRAM, WIRING                                   IR              1
503936                DIAGRAM, WIRING                                   IR              3
503940                DIAGRAM, WIRING                                   IR              3
503942                DIAGRAM, WIRING                                   IR              3
503942R1              DIAGRAM, WIRING                                   IR              1
503943                DIAGRAM, WIRING                                   IR              1
503944                DIAGRAM, WIRING                                   IR              3
503944R1              DIAGRAM, WIRING                                   IR              1
503945                DIAGRAM, WIRING                                   IR              3

     Raytheon Appliances - Commercial Laundry
     List of Ripon Part Transfers to Searcy
                                                                             14
** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**


                                       IF                        Where
Part No.      Description              IR             Sts        Used
--------      -----------              --             ---        ----
503945R1      DIAGRAM, WIRING          IR              1
503946        DIAGRAM, WIRING          IR              3
503946R1      DIAGRAM, WIRING          IR              1
503947        DIAGRAM, WIRING          IR              3
503947R1      DIAGRAM, WIRING          IR              1
504050        DIAGRAM, WIRING          IR              3
504051        DIAGRAM, WIRING          IR              3
504052        DIAGRAM, WIRING          IR              3
504053        DIAGRAM, WIRING          IR              3
504064        DIAGRAM, WIRING          IR              1
504552        DIAGRAM, WIRING          IR              1
504687        DIAGRAM, WIRING          IR              1
504746        DIAGRAM, WIRING          IR              1
504747        DIAGRAM, WIRING          IR              1
504748        DIAGRAM, WIRING          IR              1
504750        DIAGRAM, WIRING          IR              1
504751        DIAGRAM, WIRING          IR              1
504752        DIAGRAM, WIRING          IR              1
504756        DIAGRAM, WIRING          IR              1
504757        DIAGRAM, WIRING          IR              1
504768        DIAGRAM, WIRING          IR              1
504796        DIAGRAM, WIRING          IR              1
504818        DIAGRAM, WIRING          IR              1
504896        DIAGRAM, WIRING          IR              1

     Raytheon Appliances - Commercial Laundry
     List of Ripon Part Transfers to Searcy
                                                                              15
** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                  IF                            Where
Part No.      Description                         IR            Sts             Used
--------      -----------                         --            ---             ----
504897        DIAGRAM, WIRING                     IR              1
505118        DIAGRAM, WIRING                     IR              1
503508R1      DIAGRAM, WIRING-CARDREADER          IR              1
503537R1      DIAGRAM, WIRING-CARDREADER          IR              3
503538R1      DIAGRAM, WIRING-CARDREADER          IR              3
501233R2      GUIDE, USE & CARE                   IR              3
502196R2      GUIDE, USE & CARE                   IR              3
502197R2      GUIDE, USE & CARE                   IR              3
502198R1      GUIDE, USE & CARE                   IR              3
502199R2      GUIDE, USE & CARE                   IR              3
502217R2      GUIDE, USE & CARE                   IR              3
502218R3      GUIDE, USE & CARE                   IR              3
502224R1      GUIDE, USE & CARE                   IR              3
502269R3      GUIDE, USE & CARE                   IR              3
502273R1      GUIDE, USE & CARE                   IR              3
502384R2      GUIDE, USE & CARE                   IR              3
502385R1      GUIDE, USE & CARE                   IR              3
502388R1      GUIDE, USE & CARE                   IR              3
502413R1      GUIDE, USE & CARE                   IR              3
502522R2      GUIDE, USE & CARE                   IR              3
502528        GUIDE, USE & CARE                   IR              3
503139        GUIDE, USE & CARE                   IR              3
503140        GUIDE, USE & CARE                   IR              3
503275        GUIDE, USE & CARE                   IR              3
503276        GUIDE, USE & CARE                   IR              3

     Raytheon Appliances - Commercial Laundry
     List of Ripon Part Transfers to Searcy
                                                                              16
** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                  IF                          Where
Part No.      Description                         IR             Sts          Used
--------      -----------                         --             ---          ----
503402        GUIDE, USE & CARE                   IR              3
503405        GUIDE, USE & CARE                   IR              3
503500        GUIDE, USE & CARE                   IR              3
504490        GUIDE, USE & CARE                   IR              1
685914        GUIDE, USE & CARE                   IR              4
503951        GUIDE, USE & CARE-AMANA CANADA      IR              1
503728        GUIDE, USE & CARE-AMANA US          IR              1
504057        GUIDE, USE & CARE-KLEENMAID         IR              3
504057R1      GUIDE, USE & CARE-KLEENMAID         IR              1
504023        GUIDE, USE & CARE-SQ                IR              1
500291R2      INSERT, DRYING RACK                 IR              3
502679        INSERT, MODEL #'s                   IR              3
502680        INSERT, MODEL NUMBERS-EC            IR              3
502816        INSERT, WARRANTY-1 YEAR             IR              3
502818        INSERT, WARRANTY-1 YEAR             IR              1
504715        INSERT, WARRANTY-1 YEAR             IR              1
502817        INSERT, WARRANTY-1 YEAR-AUSTRAL     IR              1
504607        INSTRUCTIONS, INSTALL GSA&INTL      IR              1
503952        INSTRUCTION, INSTALL CAN-AMANA      IR              1
504062        INSTRUCTION, INSTALL-KLEENMAID      IR              1
501232R2      INSTRUCTION, INSTALLATION           IR              3

     Rayton Appliances - Commercial Laundry                                   17
     List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                                        IF                         Where
Part No.              Description                                       IR             Sts         Used
--------              -----------                                       --             ---         ----
501434R2              INSTRUCTION, INSTALLATION                         IR              3
503381                INSTRUCTION, INSTALLATION                         IR              4
503381R1              INSTRUCTION, INSTALLATION                         IR              3
503381R2              INSTRUCTION, INSTALLATION                         IR              3
503498                INSTRUCTION, INSTALLATION                         IR              3
685913                INSTRUCTION, INSTALLATION                         IR              1
503953                INSTRUCTION, INSTALLATION-AMANA                   IR              1
503806                INSTRUCTION, OP & INSTALL RAYTH                   IR              3
504164                INSTRUCTION, OP & INS MUNZRAYTHEO                 IR              3
504165                INSTRUCTION, OP & INS MUNZRAYTHEO                 IR              3
504661                INSTRUCTION, OP & INSTALL AUSTRL                  IR              1
500429R3              INSTRUCTION, OP & INSTALL RAYTHEO                 IR              3
503807                INSTRUCTION, OP & INSTALL RAYTHEO                 IR              3
503810                INSTRUCTION, OP & INSTALL RAYTHEO                 IR              3
504527                INSTRUCTION, OP & INSTALL SNGL                    IR              1
504522                INSTRUCTION, OP & INSTALL SNGL US                 IR              1
504523                INSTRUCTION, OP & INSTALL SNGLCAN                 IR              1

     Rayton Appliances - Commercial Laundry                                   18
     List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                                        IF                         Where
Part No.              Description                                       IR             Sts         Used
--------              -----------                                       --             ---         ----
504523R1              INSTRUCTION, OP & INSTALL SNGLCAN                 IR              1
504528                INSTRUCTION, OP & INSTALL STACK                   IR              1
504524                INSTRUCTION, OP & INSTALL STACKUS                 IR              1
504525                INSTRUCTION, OP & INSTALL STK CAN                 IR              1
502527                INSTRUCTION, OPERATE                              IR              3
500487R4              INSTRUCTION, OPERATE & INSTALL                    IR              3
500489R3              INSTRUCTION, OPERATE & INSTALL                    IR              3
501231R2              INSTRUCTION, OPERATE & INSTALL                    IR              3
502847R1              INSTRUCTION, OPERATE & INSTALL                    IR              3
504472                INSTRUCTION, OPERATING                            IR              1
504473                INSTRUCTION, OPERATING                            IR              1
504477                INSTRUCTION, OPERATING                            IR              1
504478                INSTRUCTION, OPERATING                            IR              1
504479                INSTRUCTION, OPERATING                            IR              1
504480                INSTRUCTION, OPERATING                            IR              1
504481                INSTRUCTION, OPERATING                            IR              1
504482                INSTRUCTION, OPERATING                            IR              1
504483                INSTRUCTION, OPERATING                            IR              1
504484                INSTRUCTION, OPERATING                            IR              1

     Rayton Appliances - Commercial Laundry                                   19
     List Of Ripon Part Transfers To Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                                        IF                         Where
Part No.              Description                                       IR             Sts         Used
--------              -----------                                       --             ---         ----
504485                INSTRUCTION, OPERATING                            IR              1
504486                INSTRUCTION, OPERATING                            IR              1
504487                INSTRUCTION, OPERATING                            IR              1
504488                INSTRUCTION, OPERATING                            IR              1
504530                INSTRUCTION, OPERATING                            IR              1
504531                INSTRUCTION, OPERATING                            IR              1
501354R1              INSTRUCTIONS, DRYING RACK                         IR              1
4-89-34               INSTRUCTIONS, HEATER INSTALLAT                    IR              2
502268R2              INSTRUCTIONS, INSTALL ENG/QUFRN                   IR              3
502268R3              INSTRUCTIONS, INSTALL ENG/QUFRN                   IR              3
501850                INSTRUCTINS, INSTALL SUPPLEMNT                    IR              3
500615R2              INSTRUCTIONS, INSTALLATION                        IR              3
500617R3              INSTRUCTIONS, INSTALLATION                        IR              3
502387R1              INSTRUCTIONS, INSTALLATION                        IR              3
502523R1              INSTRUCTIONS, INSTALLATION                        IR              3
502843R1              INSTRUCTIONS, INSTALLATION                        IR              3
504674                INSTRUCTIONS, INSTALLATION                        IR              1
504489                INSTRUCTIONS, OPERATING                           IR              1
504025                INSTRUCTIONS, OPERATING-INTN'L                    IR              1
502036R1              INSTRUCTINS, SLIDE                                IR              1
502603R1              LABEL, CE MARK                                    IR              1

Raytheon Appliances - Commercial Laundry                                      20
List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                                        IF                                Where
Part No.              Description                                       IR             Sts                Used
-------               -----------                                       --             ---                ----
685923                LABEL, DISPENSER                                  IR              1
685921                LABEL, DOOR LOCKED                                IR              1
502540R2              LABEL, ENERGY-AUSTRALIAN                          IR              1
502359R2              LABEL, ENERGY-CANADIAN                            IR              4
503957                LABEL, ENERGY-CANADIAN                            IR              1
503989                LABEL, ENERGY-CANADIAN                            IR              3
503492                LABEL, GAS DESTINATION                            IR              1
56307                 LABEL, INSTALLATION INSTRUCTION                   IR              1
32839                 LAVEL, INSTRUCTION TO INSTALLER                   IR              1
685928                LABEL, LH THREAD SCREW                            IR              1
500496R1              LABEL, NOTICE 20 AMP                              IR              1
500493R1              LABEL, NOTICE 30 AMP                              IR              1
500495R1              LABEL, NOTICE-15 AMP                              IR              1
500494R1              LABEL, NOTICE-60 AMPS                             IR              1
501335                LABEL, NOTICE-DUAL LANGUAGE                       IR              1
501140R1              LABEL, NOTICE-NAT GAS                             IR              1
62136                 LABEL, ONTARIO ENERGY                             IR              1
59414R4               LABEL, REMOVE DOOR                                IR              1
685924                LABEL, SHIPPING BRACKET                           IR              1
503300W               LABEL, SHIPPING-GSA-PRINTED                       IR              3
504680                LABEL, SHIPPING-GSA-PRINTED                       IR              1
503265W               LABEL, SHIPPING-SKU-SEARS                         IR              3

Raytheon Appliances - Commercial Laundry                                      21
List of Ripon Part Transfers to Searcy

** Certain material herein omitted pursuant to a confidential treatment request that has been filed separately with the Commission.**

                                                                        IF                                Where
Part No.              Description                                       IR              Sts               Used
-------               -----------                                       --              ---               ----
503272L               LABEL, SHIPPING-SKU-SEARS                         IR              3
503272W               LABEL, SHIPPING-SKU-SEARS                         IR              3
503273W               LABEL, SHIPPING-SKU-SEARS                         IR              3
501289R4              LABEL, WARNING-GROUND                             IR              1
503466                LETTER, CONFORMITY CE                             IR              1
503467                LETTER, CONFORMITY CE                             IR              3
62139                 STICKER, CARTON-FRENCH CANADIAN                   IR              1
62140                 STICKER, CARTON-FRENCH CANADIAN                   IR              1
501091R1              STICKER, WARNING-VOLTAGE USAGE                    IR              4
501091R2              STICKER, WARNING-VOLTAGE USAGE                    IR              1